CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Institutional Fund, LLC (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:                                       /s/ Egidio Robertiello
      ----------------------              --------------------------------------
                                            Egidio Robertiello, President
                                            (principal executive officer)


I, Sandra  DeGaray,  Chief  Financial  Officer and  Treasurer  of Credit  Suisse
Alternative   Capital   Long/Short   Equity   Institutional   Fund,   LLC   (the
"Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:                                    /s/ Sandra DeGaray
      ----------------------            ----------------------------------------
                                         Sandra DeGaray, Chief Financial Officer
                                         and Treasurer
                                         (principal financial officer)